SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 16, 2002
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                           MainStreet BankShares, Inc.
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             (Exact name of registrant as specified in its charter)







          Virginia                   333-86993                   54-1956616
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       (State or other              (Commission               (I.R.S. Employer
        Jurisdiction                File Number)             Identification No.)
      of incorporation)






          Suite 12, Patrick Henry Mall,
  730 East Church Street, Martinsville, Virginia                     24112
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     (Address of principal executive offices)                      (Zip Code)






Registrant's telephone number, including area code       (276) 632-8054
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events
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MainStreet BankShares, Inc., at a regularly scheduled board meeting on October
16, 2002, approved the nomination of Mr. Larry A. Heaton to serve as a director of MainStreet BankShares, Inc. MainStreet BankShares, Inc. is the holding company for Smith River Community Bank, N.A. and Franklin Community Bank, N.A. Mr. Larry A. Heaton is the President and Chief Executive Officer of Franklin Community Bank, N.A. He has over twenty years of banking experience all within the trade market of MainStreet BankShares, Inc.

Smith River Community Bank, N.A. has three branch locations in Martinsville, VA, Bassett, VA and Stuart, VA. Franklin Community Bank, N.A. opened for operation on September 16, 2002 in Rocky Mount, VA. Both banks were organized as nationally chartered commercial banks and members of the Federal Reserve Bank of Richmond.

A secondary offering of the common stock of MainStreet BankShares, Inc. has provided the funds for the capitalization of Franklin Community Bank, N.A. The secondary offering has been extended to December 31, 2002. The holding company filed a registration on Form SB-2 with the Securities and Exchange Commission, which was effective August 24, 2001 for the secondary offering.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 21, 2002                   /s/ C. R. McCullar
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                                          C. R. McCullar
                                          President and CEO


Date:  October 21, 2002                   /s/ Brenda H. Smith
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                                          Brenda H. Smith
                                          Executive Vice President/CFO/
                                          Corporate Secretary